Investments in affiliates	12 Months Ended
Dec. 31, 2013
Investments in affiliates

9. Investments in affiliates

Investments accounted for under the equity method of accounting

In July 2008, the Group invested 30.0% equity interests in Kela (Hong Kong) Jewelry Investment Limited (“Kela”) for cash of $1.2 million. In October 2009, the Group increased its investment in Kela from 30.0% to 35.0%. In July 2010, the Group’s investment in Kela decreased from 35.0% to 22.1% as a result of dilution due to issuance of additional shares by Kela to new investors. As the Group has the ability to exercise significant influence over Kela, the Group accounts for this investment using the equity method of accounting. In May 2011, the Group sold all its equity interests in Kela to another shareholder of Kela, a third party of the Group, for cash of RMB39.6 million ($6.1 million USD equivalent). The gain on the disposition of the investment in Kela in 2011 was $5,421,753 and was recognized in other income in the consolidated statement of operations. The Group’s equity in losses of Kela in 2011 was $28,567 and were recognized in equity in losses of affiliates in the consolidated statements of operations.

In January 2010, Shanghai An-Nai-Chi, a company which previously was a 51.0% equity-owned consolidated subsidiary of the Group, received a cash injection of $1.5 million from a third party of the Group. After the cash injection, the Group retained 33.2% equity interests in Shanghai An-Nai-Chi and no longer had control in Shanghai An-Nai-Chi. As the Group holds one out of five board seats on the Board of Shanghai An-Nai-Chi and has significant influence over financial and operating decision-making after deconsolidation, the Group accounts for the retained 33.2% equity interests using the equity method of accounting. The retained investment was re-measured at fair value of $1.1 million on the date the Group deconsolidated Shanghai An-Nai-Chi. The Group’s equity in losses of Shanghai An-Nai-Chi in 2011 was $743,153 and were recognized in equity in losses of affiliates in the consolidated statement of operations. The carrying amount of the investment in Shanghai An-Nai-Chi has been reduced to zero as of December 31, 2011. The Group did not recognize any equity in losses of Shanghai An-Nai-Chi in 2012 and 2013 as the Group has no obligation to fund additional losses.

On December 31, 2012, the Group acquired 9.3% of the equity interests in China Branding Company Limited (“CBG”) for cash of $1.3 million. Mr. Robert W. Roche, Acorn’s co-founder and the chairman of the Board of Directors, individually holds an additional 7.6% equity interests in CBG and holds one out of five board seats of CBG and accordingly, Mr. Roche is able to exercise significant influence through his participation on the Board of Directors. As such, management believes that it can exercise significant influence over CBG through the Group’s direct equity investment, the Group’s indirect investment through Mr. Roche’s equity interest, and Mr. Roche’s significant influence over CBG. Therefore, the Group accounts for this investment using the equity method of accounting. In February 2013, the Group’s investment in CBG decreased from 9.3% to 8.7% as a result of dilution due to issuance of additional shares by CBG to a new investor, which was accounted for as if the Company sold 0.6% equity interests in CBG, and the gains from this dilution was immaterial. The Group’s equity in losses of CBG in 2013 were $205,567 and were recognized in equity in losses of affiliates in the consolidated statements of operation.